Exhibit 10.1

                                                                  Execution Copy



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                    MANAGEMENT OPTION SUBSCRIPTION AGREEMENT

                                     between

                            BRINK INTERNATIONAL, B.V.

                                       and

        THE SIGNATORY HERETO NAMED ON THE SIGNATURE PAGE HERETO UNDER THE
                             CAPTION "OPTIONHOLDER"

                            Dated as of May 17, 2005



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


                    MANAGEMENT OPTION SUBSCRIPTION AGREEMENT


         MANAGEMENT OPTION SUBSCRIPTION AGREEMENT, dated as of May 17, 2005 (the "AGREEMENT"), by and between Brink International B.V. (the "COMPANY"), a private company with limited liability ("besloten vennootschap met beperkte aansprakelijkheid") organized and existing under the laws of The Netherlands, having its corporate seat at Staphorst (address: 7951 CX Staphorst, Industrieweg 5, The Netherlands), and the person listed on the signature page hereto under the heading "Optionholder" (such person being referred to as the "OPTIONHOLDER").

         WHEREAS, the Optionholder desires to acquire from the Company, and the Company also desires to grant to the Optionholder options ("the OPTIONS") to acquire 7254 ordinary shares of the Company (the "SHARES") as set forth opposite the name of the Optionholder on Annex I hereto, that are subject to a right of repurchase by the Company or a right and obligation to transfer to an ultimate purchaser designated by the Company in accordance with an Option Repurchase Agreement in the form attached hereto as Exhibit A (the "OPTION REPURCHASE AGREEMENT") for a purchase price, consisting of cash, as set forth opposite the name of the Purchaser on ANNEX I (the "PURCHASE PRICE");

         WHEREAS, the acquisition of the Options from the Company shall be conditioned upon the Optionholder entering into the Option Repurchase Agreement.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

1.   DEFINITIONS.

         As used in this Agreement, the following terms shall have the meanings ascribed to them below:

         "AGREEMENT" shall have the meaning set forth in the first paragraph hereof.

         "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or any other day on which commercial banks are required or authorized by law or regulation to be closed in New York, New York.

         "COMPANY" shall have the meaning set forth in the first paragraph hereof.

         "COMPANY SECURITIES" shall have the meaning set forth in Section 2.

         "OPTION REPURCHASE AGREEMENT" shall have the meaning set forth in the first recital hereto.

         "OPTIONHOLDER" shall have the meaning set forth in the first paragraph hereof.

         "OPTIONS" shall have the meaning set forth in the first recital hereto.

         "PRINCIPAL DOCUMENT" shall include this Agreement and the Option Repurchase Agreement.

         "PURCHASE PRICE" shall have the meaning set forth in the first recital hereto.

         "SHARES" shall have the meaning set forth in the first recital hereto.

2.   ACQUISITION.

         (a) ACQUISITION. Upon the execution hereof and on the terms set forth in this Agreement, the Optionholder hereby agrees to acquire, and the Company hereby agrees to grant to the Optionholder, not later than May __, 2005, the number of Options set forth opposite his name on ANNEX I for the aggregate Purchase Price set forth opposite his name thereon. The Options granted pursuant to this Agreement are sometimes referred to herein as the "COMPANY SECURITIES."

         (b) THE CLOSING. Upon the execution hereof, (x) the Company shall issue the Options to the Optionholder, against payment of the aggregate Purchase Price, (the issuance of Options shall be evidenced by the execution of this agreement), (y) the Purchaser shall deliver to the Company the Purchase Price required to be paid in cash as set forth on ANNEX I hereto and (z) each party to this Agreement shall deliver to the other such other documents, instruments and writings as may be required to be delivered in accordance with this Agreement or as may be reasonably requested by such other party, including, but not limited to, the Option Repurchase Agreement.

3.   REPRESENTATIONS AND WARRANTIES OF THE OPTIONHOLDER.

         (a) The Optionholder represents and warrants that he is acquiring Company Securities for investment for his own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof in violation of the Securities Markets (Supervision) Act 1995 (Wet toezicht effectenverkeer 1995). The Optionholder agrees that he will not, directly or indirectly, offer, transfer, sell, pledge, hypothecate or otherwise dispose of any Company Securities (or solicit any offers to buy, purchase, or otherwise acquire or take a pledge of any Company Securities), except in compliance with the Securities Markets (Supervision) Act 1995 (Wet toezicht effectenverkeer
1995), the rules and regulations promulgated thereunder, applicable state securities laws and the provisions of this Agreement, the Operating Agreement and the Option Repurchase Agreement. The Optionholder represents and warrants that no other person or entity will have any interest, beneficial or otherwise, in Company Securities acquired by the Optionholder hereby, except as set forth in the Option Repurchase Agreement.

         (b) The Optionholder represents and warrants that (i) he can afford to hold Company Securities for an indefinite period and to suffer the complete loss of its investment in Company Securities, (ii) he understands and has taken cognizance of all the risk factors related to his acquisition of Company Securities and (iii) his knowledge and experience in financial and


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business matters is such that he is capable of evaluating the merits and risks of acquiring Company Securities.

         (c) The Optionholder represents and warrants that neither the execution and delivery by the Optionholder of this Agreement or any Principal Document nor the performance by the Optionholder of his obligations under this Agreement or any Principal Document will require on the part of the Optionholder any governmental authorization from, approval of, filing with or notification to any governmental entity or any consent from any third party, including Optionholder's spouse.

         (d) The Optionholder represents and warrants that neither the execution or delivery of this Agreement by such Optionholder or any Principal Document, nor the performance by the Optionholder of his obligations in this Agreement or any Principal Document will: (a) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or modification) under, any of the terms, conditions or provisions of any agreement, instrument or obligation to which the Optionholder is a party or by which the Optionholder or any of the Optionholder 's properties or assets are bound; or (b) violate any existing applicable material law, statute, ordinance, code, writ, injunction, rule, regulation, judgment, order or decree of any governmental authority applicable to the Optionholder or any of the Optionholder's properties or assets.

4.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company represents and warrants to the Optionholder as follows:

         (a) Without giving effect to the transactions contemplated hereby, as of the date hereof, the number of issued and outstanding equity interests of the Company consists of 200,000 shares with a nominal value of EUR 0.46 each.

5.   FURTHER ACTION.

         Each party hereto agrees to execute and deliver any instrument and take any action that may reasonably be requested by any other party for the purpose of effectuating the provisions of this Agreement.

6.   REPURCHASE OF COMPANY SECURITIES.

         The Optionholder hereby acknowledges that the Company Securities are subject to the right of the Company to repurchase such securities in accordance with the terms and conditions set forth in the Option Repurchase Agreement.

7.   RESTRICTION ON TRANSFER AND SALE OF OPTIONS.

         The Optionholder understands and agrees that, except as expressly provided in the Securities Repurchase Agreement, he may not directly or indirectly, offer, transfer, sell, pledge, hypothecate or otherwise dispose of any Company Securities (except as provided under the Principal Documents) without the prior written consent of CHAAS Holdings B.V., CHAAS Holdings, LLC and the Company, which consent may be withheld in their sole discretion and


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that any such offer, transfer, sale, pledge, hypothecation or disposal shall be null and void and of no force or effect.

8.   MISCELLANEOUS PROVISIONS.

         (a) ASSIGNABILITY; BINDING EFFECT. Except as otherwise provided in this Section, no right under this Agreement shall be assignable and any attempted assignment in violation of this provision shall be void. The Company shall have the right to assign its rights and obligations hereunder to any affiliate or successor entity (including any entity acquiring substantially all of the assets of the Company), whereupon references herein to the Company shall be deemed to be to such successor or affiliate. This Agreement, and the rights and obligations of the parties hereunder, shall be binding upon and inure to the benefit of any and all successors, permitted assigns, personal representatives and all other legal representatives, in whatsoever capacity, by operation of law or otherwise, of the parties hereto, in each case with the same force and effect as if the foregoing persons were named herein as parties hereto.

         (b) NOTICES. Any notice or other communication required or which may be given hereunder shall be in writing and shall be delivered personally, telecopied with confirmed receipt, sent by certified, registered, or express mail, postage prepaid, or sent by a national next-day delivery service to the parties at the following addresses or at such other addresses as shall be specified by the parties by like notice, and shall be deemed given when so delivered personally or telecopied, or if mailed, two business days after the date of mailing, or, if by national next-day delivery service, on the business day after delivery to such service as follows:

               (i)  if to the Company, to it at:

                    Brink International, B.V.
                    Postbus 24, 7950 AA Staphorst
                    Industrieweg 5, 7951 CX
                    Staphorst, The Netherlands
                    Attention: Chief Financial Officer
                    Telecopier No.:  011-31 (0)522 469 209

                    with a copy to:

                    CHAAS Holdings, LLC
                    c/o Castle Harlan, Inc.
                    150 East 58th Street
                    37th Floor
                    New York, New York  10155
                    Attention:  Marcel Fournier
                    Telecopier No.:  212-207-8042

                    and to:

                    Schulte Roth & Zabel LLP
                    919 Third Avenue
                    New York, NY 10022
                    Attention:  Robert Goldstein, Esq.
                    Telecopier No:  212-593-5955


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               (ii) If to the Optionholder, to him or her at his or her
                    address set forth in ANNEX I hereto

         (c) APPLICABLE LAW; CONSENT. This Agreement and the validity and performance of the terms hereof shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law or choice of law to the contrary. The parties hereto hereby agree that all actions or proceedings arising directly or indirectly from or in connection with this Agreement shall be litigated only in the Supreme Court of the State of New York or the United States District Court for the Southern District of New York located in New York County, New York. To the extent permitted by applicable law, the parties hereto consent to the jurisdiction and venue of the foregoing courts and consent that any process or notice of motion or other application to either of said courts or a judge thereof may be served inside or outside the State of New York or the Southern District of New York by registered mail, return receipt requested, directed to such party at its address set forth in this Agreement (and service so made shall be deemed complete five days after the same has been posted as aforesaid) or by personal service or in such other manner as may be permissible under the rules of said courts.

         (d) ENTIRE AGREEMENT; AMENDMENTS AND WAIVERS. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof. The failure of any party to seek redress for the violation of or to insist upon the strict performance of any term of this Agreement shall not constitute a waiver of such term and such party shall be entitled to enforce such term without regard to such forbearance. This Agreement may be amended only by the written consent of each party hereto, and each party hereto may take any action herein prohibited or omit to take action herein required to be performed by it, and any breach of or compliance with any covenant, agreement, warranty or representation may be waived only by the written waiver of the party against whom such action or inaction may negatively affect, but, in any case, such consent or waiver shall only be effective in the specific instance and for the specific purpose for which given.

         (e) HEADINGS. The headings in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretations of the Agreement.

         (f) SEVERABILITY. If any term, provision, covenant or restriction of this Agreement, or any part thereof, is held by a court of competent jurisdiction or any foreign federal, state, county or local government or any other governmental, regulatory or administrative agency or authority to be invalid, void, unenforceable or against public policy for any reason, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

         (g) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

         (h) SPECIFIC PERFORMANCE. Each of the parties hereto acknowledges and agrees that in the event of any breach of this Agreement, the non-breaching party would be irreparably harmed and could not be made whole by monetary damages. It is accordingly agreed


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that the parties hereto shall and do hereby waive the defense in any action for specific performance that a remedy at law would be adequate and that the parties hereto, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of this Agreement in any action instituted in the Supreme Court of the State of New York or the United States District Court for the Southern District of New York, or, in the event such courts shall not have jurisdiction of such action, in any court of the United States or any state thereof having subject matter jurisdiction of such action.

         (i) SURVIVAL OF COVENANTS. All covenants, agreements, representations and warranties made herein or in any other document referred to herein or delivered to a party pursuant hereto or in connection herewith shall survive the execution and delivery to such party of this Agreement and of Company Securities.

         (j) BROKERS FEES, ETC. Each party hereto represents and warrants to each other party that no broker's, finder's or placement fee or commission will be payable to any Person alleged to have been retained by such representing and warranting party with respect to the transaction contemplated by this Agreement. Each party hereto hereby indemnifies each other party against and agrees that it will hold each other party and each of such party's affiliates (and each of the trustee, employees and other fiduciaries or agents of such party) harmless from any claim, demand or liability for any broker's, finder's or placement fee or commission alleged to have been incurred by such indemnifying party, including without limitation reasonable attorneys' fees.


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         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

                                     BRINK INTERNATIONAL, B.V.


                                     By: /s/ WIM RENGELINK
                                         ----------------------------
                                         Name:  Wim Rengelink
                                         Title: Chief Financial Officer


                                     OPTIONHOLDER


                                     By: /s/ GERRIT DE GRAAF
                                         ----------------------------
                                         Name:  Gerrit de Graaf

                                     ANNEX I

/----------------------/---------------------/-----------------------/-----------------------/
/
/   NAME AND ADDRESS   /  Number of Options  /  Purchase Price Per   /   Aggregate Purchase  /
/                      /                     /        Option         /           Price       /
/----------------------/---------------------/-----------------------/-----------------------/
/                      /                     /                       /                       /
/   Gerrit de Graaf    /        7254         /       Euro 0.01       /        Euro 72.54     /
/   Broeksteeg 3       /                     /                       /                       /
/   7957 BZ De Wijk    /                     /                       /                       /
/   The Netherlands    /                     /                       /                       /
/----------------------/---------------------/-----------------------/-----------------------/
/                      /                     /                       /                       /
/                      /                     /                       /                       /
/----------------------/---------------------/-----------------------/-----------------------/




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                                    EXHIBIT A

                       FORM OF OPTION REPURCHASE AGREEMENT